Exhibit 10.5.4

FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

     FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of August 15, 2002 (the “Amendment Date”), between MERISTAR H & R OPERATING COMPANY, L.P. (“Borrower”) and MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. (“Lender”).

RECITALS

     A.     Lender and Borrower are parties to that certain Revolving Credit Agreement, dated as of August 3, 1998, as amended by Amendment to Revolving Credit Agreement dated as of February 29, 2000, Second Amendment to Revolving Credit Agreement, dated as of January 28, 2002 and Third Amendment to Revolving Credit Agreement, dated as of July 31, 2002 (as so amended, the “Credit Agreement”).

     B.     Borrower and Lender desire to amend the Credit Agreement in certain respects.

     NOW, THEREFORE, Borrower and Lender agree as follows:

     1.     This Amendment shall become effective as of the Amendment Date if on or prior to the close of business on August 30, 2002 (the “Termination Date”) the following conditions precedent have been satisfied:

A. Lender shall have received counterparts of this Amendment executed by the Borrower and the Guarantors.

B. The representations and warranties contained in the Credit Agreement shall be true and correct in all material respects both as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change.

C. No Default or Event of Default shall exist as of either the Amendment Date or the date the other conditions to this Amendment’s effectiveness are satisfied.

D. The Senior Credit Agreement shall be amended (the “Senior Credit Amendment”) to permit the matters contemplated by this Amendment.

     2.     From and after the Amendment Date, Section 4.08(a) of the Credit Agreement is amended by adding at the end of such paragraph immediately prior to the period the phrase “and (iii) the repurchase of the Parent’s currently outstanding common stock as permitted by the provisions of Section 6.08”. From and after the Amendment Date, Section 4.08(b) of the Credit Agreement is amended by adding after the first use of the phrase “Margin Stock” the phrase “(excluding the repurchase of the Parent’s currently outstanding common stock as permitted by the provisions of Section 6.08)”.

     3. From and after the Amendment Date, Section 6.08 of the Credit Agreement is amended by adding at the end of such paragraph the phrase “except for such Restricted Payments as may be permitted by the Senior Credit Agreement (including the repurchase of the Parent’s currently outstanding stock), in each case to the extent and subject to the limitations and conditions set forth in the Senior Credit Agreement as amended by the Senior Credit Amendment.”

     4.     Any defined terms used in this Amendment and not otherwise defined shall have the meanings given to them in the Credit Agreement.

     5.     Each party hereto represents to the other parties hereto that such party is authorized to execute this Amendment. In addition, Borrower and the Guarantors represent and warrant to Lender that (a) the representations and warranties contained in this Amendment and the Credit Agreement are true and correct in all material respects as of the Amendment Date except for changes which individually or in the aggregate do not constitute a Material Adverse Change, (b) no Default or Event of Default exists as of the Amendment Date except for any such Default or Event of Default as is expressly waived or eliminated by this Amendment, and (c) such Persons have no claims, offsets, or counterclaims with respect to their respective obligations under the Credit Agreement or the Guaranty as of the Amendment Date.

     6.     As amended hereby, the Credit Agreement is ratified and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

MERISTAR H & R OPERATING COMPANY, L.P.

By:	Interstate Hotels & Resorts, Inc., its general partner

By:	____________________________________ Name: Title:

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

By:	MeriStar Hospitality Corporation, its general partner

By:	____________________________________ Name: Title:

JOINDER, CONSENT AND RATIFICATION

     The Guarantors join in and consent to the terms and provisions of the attached Amendment and agree that the Amended and Restated Guaranty(the “Guaranty”) executed by the Guarantors each dated July 31, 2002 remains in full force and effect, and further that the Guaranteed Obligations (as defined in the Guaranty) include the additional obligations of the Borrower under the attached Amendment.

     This Joinder, Consent and Ratification is dated as of the date of the Amendment.

INTERSTATE HOTELS & RESORTS, INC. a Delaware corporation

By:	____________________________________ Name: Title:

BRIDGESTREET CORPORATE HOUSING WORLDWIDE, INC. a Delaware corporation

By:	____________________________________ Name: Title:

MERISTAR MANAGEMENT (CANMORE) LTD. a British Columbia (Canada) corporation

By:	____________________________________ Name: Title:

MERISTAR MANAGEMENT (VANCOUVER-METROTOWN) LTD. a British Columbia (Canada) corporation

By:	____________________________________ Name: Title:

BRIDGESTREET CANADA, INC. an Ontario (Canada) corporation

By:	____________________________________ Name: Title:

BRIDGESTREET ACCOMMODATIONS, LTD. Incorporated under the laws of England and Wales

By:	____________________________________ Name: Title:

BRIDGESTREET ACCOMMODATIONS LONDON LIMITED Incorporated under the laws of England and Wales

By:	____________________________________ Name: Title:

BRIDGESTREET WARDROBE PLACE LIMITED Incorporated under the laws of England and Wales

By:	____________________________________ Name: Title:

LORYT(1) LIMITED Incorporated under the laws of England and Wales

By:	____________________________________ Name: Title:

APALACHEE BAY SAS Incorporated under the laws of France

By:	____________________________________ Name: Title:

MERISTAR MANAGEMENT COMPANY, L.L.C. a Delaware limited liability company

MERISTAR AGH COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR WINSTON COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR BK COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR KCII COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR WYANDOTTE COMPANY, L.L.C. a Delaware limited liability company

CAPSTAR ST. LOUIS COMPANY, L.L.C. a Delaware limited liability company

MERISTAR LAUNDRY, L.L.C. a Delaware limited liability company

MERISTAR PRESTON CENTER, L.L.C. a Delaware limited liability company

MERISTAR HGI COMPANY, L.L.C. a Delaware limited liability company

MERISTAR STORRS COMPANY, L.L.C. a Delaware limited liability company

By:	MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its managing member

By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:	____________________________________ Name: Title:

MERISTAR VACATIONS, L.L.C. a Delaware limited liability company

THE NETEFFECT STRATEGIC ALLIANCE, LLC a Delaware limited liability company

MERISTAR FLAGSTONE, LLC a Delaware limited liability company

By:	MeriStar H & R Operating Company, L.P. a Delaware limited partnership, its managing member

By:	Interstate Hotels & Resorts, Inc. a Delaware corporation, its general partner

By:	____________________________________ Name: Title:

BRIDGESTREET TEXAS, L.P. a Delaware limited partnership

By:	BridgeStreet Nevada, LLC a Delaware limited liability company, its partner

By:	BridgeStreet Corporate Housing Worldwide, Inc. a Delaware corporation, its member

By:	____________________________________ Name: Title:

By:	BridgeStreet Arizona, LLC a Delaware limited liability company, its partner

By:	BridgeStreet Corporate Housing Worldwide, Inc. a Delaware corporation, its member

By:	____________________________________ Name: Title:

BRIDGESTREET MARYLAND, LLC a Delaware limited liability company

BRIDGESTREET MINNEAPOLIS, LLC a Delaware limited liability company

BRIDGESTREET MIDWEST, LLC a Delaware limited liability company

BRIDGESTREET ARIZONA, LLC a Delaware limited liability company

BRIDGESTREET NEVADA, LLC a Delaware limited liability company

BRIDGESTREET SOUTHWEST, LLC a Delaware limited liability company

BRIDGESTREET OHIO, LLC a Delaware limited liability company

BRIDGESTREET CALIFORNIA, LLC a Delaware limited liability company

BRIDGESTREET COLORADO, LLC a Delaware limited liability company

BRIDGESTREET NORTH CAROLINA, LLC a Delaware limited liability company

BRIDGESTREET RALEIGH, LLC a Delaware limited liability company

By:	BridgeStreet Corporate Housing Worldwide, Inc. a Delaware corporation, member

By:	____________________________________ Name: Title:

INTERSTATE HOTELS COMPANY a Delaware corporation

INTERSTATE INVESTMENT CORPORATION a Delaware corporation

INTERSTATE PARTNER CORPORATION a Delaware corporation

INTERSTATE PROPERTY CORPORATION a Delaware corporation

INTERSTATE/KP HOLDING CORPORATION a Delaware corporation

NORTHRIDGE HOLDINGS, INC. a Delaware corporation

IHC HOLDINGS, INC. a Delaware corporation

INTERSTATE MEMBER INC. a Delaware corporation

CROSSROADS HOSPITALITY MANAGEMENT COMPANY a Delaware corporation

COLONY HOTELS AND RESORTS COMPANY a Delaware corporation

By:	____________________________________ Name: Title:

NORTHRIDGE INSURANCE COMPANY a corporation organized under the laws of the Cayman Islands

By:	____________________________________ Name: Title:

INTERSTATE PROPERTY PARTNERSHIP, L.P. a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, its general partner

By:	____________________________________ Name: Title:

INTERSTATE/DALLAS GP, L.L.C. a Delaware limited liability company

By:	Interstate Property Corporation a Delaware corporation, its managing member

By:	____________________________________ Name: Title:

INTERSTATE KISSIMMEE PARTNER, L.P. a Delaware limited partnership

By:	Interstate/KP Holding Corporation a Delaware corporation, its general partner

By:	____________________________________ Name: Title:

INTERSTATE HOTELS, LLC a Delaware limited liability company

By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:	____________________________________ Name: Title:

INTERSTATE PITTSBURGH HOLDINGS, L.L.C. a Delaware limited liability company

INTERSTATE MANCHESTER COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Property Partnership, L.P. a Delaware limited liability company, their sole member

By:	Interstate Property Corporation a Delaware corporation, its general partner

By:	____________________________________ Name: Title:

INTERSTATE HOUSTON PARTNER, L.P. a Delaware limited partnership

INTERSTATE/DALLAS PARTNERSHIP, L.P. a Delaware limited partnership

By:	Interstate Property Corporation a Delaware corporation, their general partner

By:	____________________________________ Name: Title:

HILLTOP EQUIPMENT LEASING COMPANY, L.P. a Delaware limited partnership

By:	PAH-Hilltop GP, LLC a Delaware limited liability company, its general partner

By:	Interstate Hotels, LLC a Delaware limited liability company, its sole member

By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:	____________________________________ Name: Title:

CONTINENTAL DESIGN AND SUPPLIES COMPANY, L.L.C. a Delaware limited liability company

IHC MOSCOW SERVICES, L.L.C. a Delaware limited liability company

PAH-HILLTOP GP, LLC a Delaware limited liability company

PAH-CAMBRIDGE HOLDINGS, LLC a Delaware limited liability company

CROSSROADS HOSPITALITY COMPANY, L.L.C. a Delaware limited liability company

IHC INTERNATIONAL DEVELOPMENT (UK), L.L.C. a Delaware limited liability company

IHC SERVICES COMPANY, L.L.C. a Delaware limited liability company

CROSSROADS HOSPITALITY TENANT COMPANY, L.L.C. a Delaware limited liability company

By:	Interstate Hotels, LLC a Delaware limited liability company, their managing member

By:	Northridge Holdings, Inc. a Delaware corporation, its managing member

By:	____________________________________ Name: Title: